UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act
Date of Report (Date of earliest event reported): July 31, 2006
FIRST EQUITY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-11777	95-6799846

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300
Dallas, Texas	75234

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 469-522-4200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     (a) and (b) On July 31, 2006, Ken L. Joines, resigned as a director and as the principal executive officer of First Equity Properties, Inc. (the “Company,” or the “Issuer,” or the “Registrant”) to pursue other opportunities. Mr. Joines had been a director of the Registrant since February 1, 2002, a Vice President since January 1, 2004, and the Principal Executive Officer of the Registrant since May 24, 2006. At the time of his resignation, Mr. Joines had no disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: August 2, 2006	FIRST EQUITY PROPERTIES, INC.
	By:	/s/ Steven A. Abney
Steven A. Abney, Vice President and
Treasurer